Leases	9 Months Ended
Sep. 30, 2019
Leases
Leases

Note 10.    Leases

We lease certain office space and equipment from third parties. Leases with an initial term of 12 months or less are not recorded on the balance sheet and we recognize lease expense for these leases on a straight-line basis over the lease term. For leases beginning in 2019 and later, at the inception of a contract we assess whether the contract is, or contains, a lease. Our assessment is based on: (1) whether the contract involves the use of a distinct identified asset, (2) whether we obtain the right to substantially all the economic benefit from the use of the asset throughout the period, and (3) whether we have the right to direct the use of the asset. At inception of a lease, we allocate the consideration in the contract to each lease component based on its relative stand-alone price to determine the lease payments. Leases entered into prior to January 1, 2019, are accounted for under ASC 840 and were not reassessed. We account for lease components (e.g., fixed payments including rent, real estate taxes and insurance costs) separately from the nonlease components (e.g.,common-area maintenance costs).

Most leases include one or more options to renew, with renewal terms that can extend the lease term from one year or more. The exercise of lease renewal options is at our sole discretion. Our leases do not include options to purchase the leased property. The depreciable life of assets and leasehold improvements are limited by the expected lease term. Certain of our lease agreements include rental payments adjusted periodically for inflation. Our lease agreements do not contain any material residual value guarantees or material restrictive covenants. All our leases are operating lease. We have elected not to recognize right-of-use assets and lease liabilities for short-term leases that have a term of 12 months or less. The effect of short-term leases and initial direct costs on our right-of-use asset and lease liability was not material.

As of September 30, 2019, our operating lease right of use assets and operating lease liability are approximately $6.8 million and $7.2 million, respectively. The weighted-average remaining lease term is 6.6 years and the weighted-average discount rate is 7.5%.

For the three and nine months ended September 30, 2019, the components of lease expense were as follows:

	Three Months Ended	Nine Months Ended
	September 30, 2019	September 30, 2019
Operating Lease Cost	$390,577	$1,264,049
Short-Term Lease Cost	78,076	250,924
Sublease Income	(10,605)	(10,605)
Total Lease Cost	$458,048	$1,504,368

Supplemental information related to leases was as follows:

Nine Months Ended
September 30, 2019
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$967,565

Right-of-use assets obtained in exchange for new operating lease liabilities	$935,242

Maturity of operating lease liability is as follows:

Maturity of Lease Liability	Operating Lease
2019 (excluding the nine months ended September 30, 2019)	$332,549
2020	1,307,783
2021	1,328,160
2022	1,422,965
2023	1,474,391
2024 and thereafter	3,377,653
Total lease payments	9,243,501
Less: Interest	(2,001,696)
Total	$7,241,805